EXHIBIT 32.1

                WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER

                       Pursuant to 18 U.S.C. Section 1350
      as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, I, the undersigned Chief Executive Officer of Visual Data Corporation (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-QSB/A of the Company for the fiscal quarter ended December 31, 2003, (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2004

                                                         /s/ Randy S. Selman
                                                         -----------------------
                                                         Randy S. Selman
                                                         Chief Executive Officer